Property, plant and equipment	6 Months Ended
Jun. 30, 2019
Property, plant and equipment [abstract]
Property, plant and equipment
Property, plant and equipment

(in thousands of USD)	Vessels	Right-of-use assets	Other tangible assets	Total PPE

At January 1, 2019
Cost	4,927,324	—	4,274	4,931,598
Depreciation & impairment losses	(1,407,257)	—	(2,331)	(1,409,588)
Net carrying amount	3,520,067	—	1,943	3,522,010

Acquisitions	3,849	323	571	4,743
Adoption IFRS 16 (Note 4)	—	87,598	—	87,598
Disposals and cancellations	(6,173)	—	(51)	(6,224)
Depreciation charges	(153,694)	(14,522)	(293)	(168,509)
Transfer to assets held for sale (Note 8)	(23,212)	—	—	(23,212)
Translation differences	—	(17)	(2)	(19)
Balance at June 30, 2019	3,340,837	73,382	2,168	3,416,387

At June 30, 2019
Cost	4,888,501	87,902	4,677	4,981,080
Depreciation & impairment losses	(1,547,664)	(14,520)	(2,509)	(1,564,693)
Net carrying amount	3,340,837	73,382	2,168	3,416,387

In 2019, the Cap Theodora, Cap Pierre and Cap Diamant have been dry-docked. The cost of planned repairs and maintenance is capitalized and included under the heading Acquisitions.

The adoption of IFRS 16 as of January 1, 2019 (see Note 4), resulted in the recognition of right-of-use assets of USD 87.6 million on the balance sheet which are included under the heading Adoption IFRS 16 of Right-of-use assets.

Disposal of assets – Gains/losses

(in thousands of USD)	Acquisitions	Sale price	Book Value	Gain	Deferred Gain	Loss
Cap Jean - Sale	—	10,175	—	10,175	—	—
At June 30, 2018		10,175	—	10,175	—	—

	Acquisitions	Sale price	Book Value	Gain	Deferred Gain	Loss
Genmar Compatriot - Sale	—	6,615	6,173	442	—	—
Other	—	13	—	13	—	(74)
At June 30, 2019		6,628	6,173	455	—	(74)

On October 31, 2018, the Company sold the Suezmax Felicity (2009 - 157,667 dwt), for USD 42.0 million. This vessel was accounted for as a non-current asset held for sale as at December 31, 2018 and had a carrying value of USD 45.0 million. The vessel was delivered to its new owner on January 9, 2019 and the impairment loss of USD 3.0 million was recorded in 2018.

On February 20, 2019, Euronav sold the LR1 Genmar Compatriot (2004 – 72,768 dwt) for a net sale price of USD 6.6 million. The Company recorded a capital gain of USD 0.4 million in the second quarter of 2019 upon delivery to its new owner on May 21, 2019.

Impairment
Tankers
Euronav defines its cash generating unit as a single vessel, unless such vessel is operated in a pool, in which case such vessel, together with the other vessels in the pool, are collectively treated as a cash generating unit. The Group has performed an impairment test for tankers whereby the carrying amount of an asset or CGU is compared to its recoverable amount, which is the greater of its value in use and its fair value less cost to sell. In assessing value in use, the following assumptions were used:
- Weighted average of past and ongoing shipping cycles, including management judgement for the ongoing cycle and for the weighting factors applied, is used as forecast charter rates
- Weighted Average Cost of Capital ('WACC') of 7.58% (2018: 7.70%)
- 20 year useful life with residual value equal to zero

Although management believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are subject to judgment.The Group uses a business cycle approach to forecast expected TCE rates. By defining a shipping cycle from peak to peak over the last 20 years and including management's expectation of the completion of the current cycle, management is better able to capture the full length of a business cycle while also giving more weight to recent and current market experience. The current cycle is forecasted based on management judgement, analyst reports and past experience.

The impairment test did not result in a requirement to record an impairment loss. With an increase of the WACC of 300bps to 10.58%, the analysis would also indicate that the carrying amount of the vessels as of June 30, 2019 is not impaired. This weighting and forecasting of the ongoing cycle is based on management judgement, but none of the full cycles, with or without management forecasting of the ongoing cycle or the sole use of the ongoing cycle would lead to an impairment.

When using 10-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of USD 47.0 million (2018: USD 47.9 million). When using 5-year historical charter rates in this impairment analysis, the impairment analysis indicates that no impairment is required for the tanker fleet (2018: no impairment), and when using 1-year historical charter rates in this impairment analysis, the impairment analysis indicates that an impairment is required for the tanker fleet of USD 47.3 million (2018: USD 92.7 million).

FSO
In the context of the valuation of the Group's investments in the respective joint ventures, the Group also performed an impairment test on the FSO vessels owned by TI Asia Ltd. and TI Africa Ltd. For FSOs the impairment assessment has been based on a value in use calculation to estimate the recoverable amount from the vessel. This method is chosen as there is no efficient market for transactions of FSO vessels as each vessel is often purposely built for specific circumstances. In assessing value in use, the following assumptions were used:

–	Weighted Average Cost of Capital ('WACC') of 7.58% (2018: 7.70%)

–	25 year useful life with residual value equal to zero

This assessment did not result in a requirement to record an impairment loss in 2019. Even with an increase of the WACC of 300bps, there was no need to record an impairment loss in 2019. The value in use calculation for FSOs is based on the remaining useful life of the vessels as of the reporting date, and is based on fixed daily rates as well as management's best estimate of daily rates for future unfixed periods. The FSO Asia and the FSO Africa are on a timecharter contract to North Oil Company, the new operator of the Al-Shaheen oil field, whose shareholders are Qatar Petroleum Oil & gas Limited and Total E&P Golfe Limited, until July 22, 2022 and September 22, 2022, respectively.

Security
All tankers financed with bank loans are subject to a mortgage to secure bank loans (see Note 15).

Vessels on order or under construction
The Group has no vessels under construction as at June 30, 2019.

Capital commitment
As at June 30, 2019 and December 31, 2018 the Group had no significant capital commitments.